AMENDMENT NO. 2 TO SUBSIDIARY GUARANTEE AGREEMENTS

            AMENDMENT dated as of June 30, 1995, to the Subsidiary Guarantee Agreements (each, as previously amended, a "Guarantee Agreement") each dated as of July 19, 1994 and each between one of the corporations identified as the Guarantors on the signature pages hereof (each, a "Guarantor") and Morgan Guaranty Trust Company of New York, as Collateral Agent.

                       W I T N E S S E T H:

            WHEREAS, the Guarantors desire to amend the Guarantee Agreements to effect the amendments reflected herein; and

            WHEREAS, the Required Banks have authorized and directed the Collateral Agent to execute and deliver this Amendment;

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1.  Definitions; References.  Unless
otherwise specifically defined herein, each term used herein that is defined in the Guarantee Agreements shall have the meaning assigned to such term in the Guarantee Agreements. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Guarantee Agreements shall from and after the date hereof refer to the Guarantee Agreements as amended hereby.

            SECTION 2.  Amendment of the Recitals.  (a) The
limitation contained in the third WHEREAS clause of each of the Guarantee Agreements is amended by changing the dollar figure appearing therein from "$160,000,000" to "$200,000,000."

            (b) The fourth WHEREAS clause of each of the Guarantee Agreements is amended by inserting immediately after the phrase "Further Letter of Credit Agreements" the phrase "or providing Short-term Bank Debt".

            (c)  The fifth WHEREAS clause of each of the
Guarantee Agreements is amended by inserting immediately after the phrase "induce Banks to" the phrase "provide Short-term Bank Debt and to".

            (d)  The fifth WHEREAS clause of each of the
Guarantee Agreements is further amended by inserting immediately after the phrase "any Interest Rate Protection Agreements" the phrase ", any Short-term Bank Debt".

            (e)  The recitals of each of the Guarantee
Agreements are further amended by inserting immediately after the third WHEREAS clause the following new WHEREAS clause:

            WHEREAS, it is contemplated that the Borrower may incur Debt owing to one or more of the Banks (in addition to Loans available under the Credit Agreement), payable on demand or maturing less than one year after the date of its incurrence, in an aggregate principal amount outstanding at any time not exceeding $100,000,000, which has been designated by the Borrower in writing to the holder of such Debt, on or before the date of incurrence of such Debt, as being entitled to the benefits of this Guarantee Agreement ("Short-term Bank Debt");

            SECTION 3.  Amendment of Section 1.01.  (a) The
definition of "Guaranteed Obligations" in Section 1.01 of each of the Guarantee Agreements is amended by inserting the following new clause (iv) and renumbering the original clauses (iv) and (v) accordingly:

  (iv) all obligations of the Borrower with respect to any Short-term Bank Debt,

            (b)  The definition of "Guaranteed Obligations" in
Section 1.01 of each of the Guarantee Agreements is further amended by adding at the end of the proviso in the first sentence thereof the following:

  and provided further that no more than $100,000,000 in aggregate principal amount of Short-term Bank Debt shall constitute Guaranteed Obligations and if in any event the Borrower shall have incurred Debt of a character constituting Short-term Bank Debt from one or more of the Banks in a principal amount outstanding exceeding
  $100,000,000, the determination of which of such Debt shall constitute Guaranteed Obligations shall be made solely upon the basis of the earliest of such Debt to have been incurred.

            (c)  The definition of "Guaranteed Obligations" in
Section 1.01 of each of the Guarantee Agreements is further amended by changing the dollar figure appearing in the first proviso therein from "$160,000,000" to "$200,000,000".

            (d)  The definition of "Related Agreements"
appearing in Section 1.01 of each of the Guarantee Agreements is amended by inserting immediately after the phrase "any Interest
Rate Protection Agreements" which appears therein the phrase ", any instrument evidencing any Short-term Bank Debt".

            SECTION 4. Amendment of Section 2.04. Section 2.04 of each of the Guarantee Agreements is amended by inserting immediately after the phrase "Further Letter of Credit Agreement" which appears therein the phrase "or Short-term Bank Debt".

            SECTION 5. Amendment of Section 4.05. Section 4.05 of each of the Guarantee Agreements is amended by inserting immediately after the phrase "Further Letter of Credit Agreement" which appears therein the phrase ", or the obligee of any Short-term Bank Debt,".

            SECTION 6.  Counterparts.  This Amendment may be
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 7.  Governing Law.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                           GUARANTORS:

                           109 WEST MAIN STREET, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           121 EAST MAIN STREET, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           27 SLAYTON AVENUE, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           29 SUPER MARKET, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           35 CHURCH STREET, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           BIG W OF FLORIDA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           COMMERCIAL COLD/DRY STORAGE COMPANY

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           FLEMING FOREIGN SALES CORPORATION

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           FLEMING INTERNATIONAL LTD.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           FLEMING SUPERMARKETS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           FLEMING SUPERMARKETS OF
                           FLORIDA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           FLEMING TRANSPORTATION
                           SERVICE, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           FLEMING WHOLESALE, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           GATEWAY DEVELOPMENT CO., INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           GATEWAY FOODS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           GATEWAY FOODS OF ALTOONA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           GATEWAY FOODS OF PENNSYLVANIA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           GATEWAY FOODS OF TWIN PORTS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           HEARTLAND SUPERMARKETS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           KENNSINGTON AND HARLEM, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           LADYSMITH EAST IGA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           LADYSMITH IGA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           LAKE MARKETS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           LAS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           MANITOWOC, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           MT. MORRIS SUPER DUPER, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           NIAGARA FALLS SUPER DUPER, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           NORTHGATE PLAZA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           PESHTIGO IGA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           RICHLAND CENTER IGA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           ROUTE 16, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           ROUTE 219, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           ROUTE 417, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF ALABAMA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF ILLINOIS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF IOWA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF KANSAS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF NEW YORK, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF NORTH CAROLINA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF PENNSYLVANIA, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF TENNESSEE, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER OF TEXAS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SCRIVNER TRANSPORTATION, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SMARTRANS, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President


                           SOUTH OGDEN SUPER DUPER, INC.

                           By______________________________
                             Name:   John M. Thompson
                             Title:  Vice President

                           COLLATERAL AGENT:

                           MORGAN GUARANTY TRUST COMPANY OF
                           NEW YORK, as Collateral Agent

                           By _____________________________
                              Name:
                              Title: